Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2

Section 7.3 Indenture                               Distribution Date: 3/15/2005
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement             1,053,888.89
              Class B Note Interest Requirement                95,600.32
              Class C Note Interest Requirement               145,418.22
                     Total                                  1,294,907.43

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                  2.10778
              Class B Note Interest Requirement                  2.29444
              Class C Note Interest Requirement                  2.71444

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                 500,000,000
              Class B Note Principal Balance                  41,666,000
              Class C Note Principal Balance                  53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account      5,952,380.00

(v)    Required Owner Trust Spread Account Amount           5,952,380.00


                                         By:
                                                 ---------------------
                                         Name:   Patricia M. Garvey
                                         Title:  Vice President

--------------------------------------------------------------------------------